UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2004

@Road, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31511	94-3209170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47200 Bayside Parkway, Fremont, CA (Address of principal executive offices)	94538 (Zip Code)

Registrant’s telephone number, including area code 510-668-1638

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On August 23, 2004, @Road, Inc. issued the attached news release titled “@Road Appoints Leo Jolicoeur as Chief Marketing Officer.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc. (Registrant)
Date: August 24, 2004
	By:	/s/ Krish Panu
Krish Panu
Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
99.1	Press release dated August 23, 2004